UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22867

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    November 30

Date of reporting period:    November 30, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended November 30, 2018. The total returns for the Cohen & Steers MLP & Energy Opportunity Fund (the Fund) and its comparative benchmarks were:

	Six Months Ended November 30, 2018	Year Ended November 30, 2018
Cohen & Steers MLP & Energy Opportunity Fund:
Class A	–4.54%	0.18%
Class C	–4.98%	–0.46%
Class I	–4.36%	0.53%
Class R	–4.69%	0.08%
Class Z	–4.36%	0.65%
Alerian Midstream Energy Select Index[a]	–5.12%	–5.47%
Alerian MLP Index[a]	–4.26%	1.21%
S&P 500 Index[a]	3.02%	6.27%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that all distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are “return of capital” distributed from the Fund’s assets. Return of capital distributions decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.

[a]

The Alerian Midstream Energy Select Index (Total Return), formerly known as Alerian Energy Infrastructure Index (Total Return), is a capped, float-adjusted, capitalization-weighted index composite of North American energy infrastructure companies, whose constituents are engaged in midstream activities involving energy commodities. The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Market Review

MLPs and midstream energy companies experienced a banner year in terms of improving industry fundamentals and operating performance in the 12 months ended November 30, 2018. However, the stocks of these companies contended with a series of events that resulted in a negative total return for the Alerian Midstream Energy Select Index.

Rising North American energy production volumes, healthy domestic demand for crude oil, natural gas and natural gas liquids, and growing energy exports resulted in greater throughput volumes for assets owned by midstream companies. Better-than-expected cash flow growth throughout the year reflected the improving fundamentals for many midstream companies. At the same time, the industry continued to shift toward more sustainable business models, with companies taking steps to improve their financial health and reduce reliance on capital markets to fund growth. These steps included organizational roll-ups, elimination of incentive distribution rights (IDRs), distribution cuts and a greater focus on returns on invested capital, which we believe should benefit companies’ longer-term total-return prospects.

However, these positives were largely overshadowed by other factors. Early in the year, investors grew concerned about the impact rising interest rates would have on certain high-yielding stocks. Regulatory issues also prompted significant price swings in midstream share prices. In March, midstream stocks broadly declined on a proposed Federal Energy Regulatory Commission (FERC) policy change that would have disallowed tax benefits related to interstate pipelines owned by MLPs. Similarly, Colorado’s Proposition 112, a ballot initiative that would have greatly reduced oil and gas drilling activity in the state, weighed on companies with assets there. Subsequently, FERC provided clarity on the ruling that suggested the impact on earnings would be significantly less severe than originally anticipated, and voters rejected Proposition 112.

In October, midstream companies were caught up in the broad equity market’s selloff as investors grew concerned about slowing global growth and mounting trade tensions between the U.S. and China. After reaching a four-year high, crude oil prices also declined materially, in response to increased production from the U.S. and Saudi Arabia, Iran sanctions waivers and concerns around slowing demand for the commodity. The oil price decline further encumbered midstream equities—despite companies’ cash flows generally having only modest direct commodity price exposure and substantially improved balance sheets compared to 2015.

Against this backdrop, it is worth noting that price differentials for oil, natural gas and natural gas liquids (NGL) remained wide across many North American regions. Those differentials underscore the inadequacy of existing infrastructure, which represents potential short-term profit opportunities and a longer-term need to build new projects.

Fund Performance

The Fund had a positive total return in the period, with the exception of Class C shares, and all share classes outperformed their benchmark. In general, relative performance was aided by the portfolio’s underweight allocation for much of the year in companies with defensive businesses and conservative balance sheets. As oil prices turned lower late in the year, we began to favor such companies.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Our preference for companies that are transitioning to or have completed the shift to a more return-oriented business model contributed to relative performance as well. Such stocks included the Fund’s overweight position in Oneok and out-of-index position in Energy Transfer Partners. The latter rose sharply on news it was being acquired by Energy Transfer Equity (now Energy Transfer LP) at a premium price. Having underweight allocations in companies that had yet to adopt the new business model also contributed. These included EnLink Midstream (not owned), Shell Midstream and others that still have onerous IDRs and rely on asset dropdowns from parent organizations to fuel their growth.

Security selection in the crude/refined products sector was another important contributor to relative performance. The Fund held an overweight position in Plains GP Holdings, which advanced on rising oil production in the Permian Basin, as well as from continued progress in deleveraging its balance sheet. We had underweight positions in storage-related companies, which considerably underperformed amid weak demand, as speculators generally found it more profitable to sell crude oil at market prices than to stockpile it for future delivery.

The portfolio’s considerable underweight in Macquarie Infrastructure, a diversified midstream company, also contributed. Macquarie suffered a sizable decline after announcing disappointing earnings guidance and a dividend cut related to deteriorating fundamentals in its liquid products terminals business, where several customers unexpectedly decided not to renew their expiring storage-capacity contracts.

Stock selection in natural gas pipelines additionally contributed to relative performance. The timing of the Fund’s allocations in Cheniere Energy proved beneficial, as the stock rallied on healthy demand for liquefied natural gas (LNG) and signs of progress in developing its LNG export facilities. Also in the sector, the Fund held an underweight position in TransCanada, which traded lower along with other Canadian midstream companies on concerns about rising interest rates. The Fund’s underweight allocation in diversified utilities further aided relative performance. The interest-rate-sensitive stocks underperformed early in the year amid the rise in bond yields before subsequently being removed from the benchmark in July.

Security selection in the gathering & processing sector was the primary detractor from relative performance. Generally the most commodity-price and volumetrically sensitive midstream sector, the stocks struggled late in the year as crude oil prices came under pressure. The Fund held an out-of-index position in EQT Corp. Though the firm holds what is commonly viewed as an exploration & production company, we believe the underlying value of the embedded midstream assets represented a special situation value opportunity. However, EQT underperformed after announcing an unpopular plan to separate its upstream and midstream businesses, as well as delays with its Mountain Valley pipeline and an increase in the estimated cost of the project.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts detracted from the Fund’s total return for the 12-month period ended November 30, 2018.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Sincerely,

ROBERT S. BECKER

Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended November 30, 2018

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–4.33%[a]	–1.46%[c]	—	—	—
1 Year (without sales charge)	0.18%	–0.46%	0.53%	0.08%	0.65%
Since Inception[d] (with sales charge)	–2.45%[a]	–2.19%	—	—	—
Since Inception[d] (without sales charge)	–1.54%	–2.19%	–1.19%	–7.38%	–1.21%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2018 prospectus, were as follows: Class A—1.78% and 1.45%; Class C—2.43% and 2.10%; Class I—1.48% and 1.10%; Class R—1.93% and 1.60%; and Class Z—1.43% and 1.10%. For the eight months ended July 31, 2018, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. On June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s fee waiver/expense reimbursement agreement, effective close of business July 31, 2018 through June 30, 2020, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

In addition, on June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s investment advisory agreement, reducing the investment advisory fee from 1.00% to 0.80% of the average daily net assets of the Fund effective close of business July 31, 2018.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indices are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2018—November 30, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period[a] June 1, 2018— November 30, 2018
Class A
Actual (–4.54% return)	$1,000.00	$954.60	$6.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.68

Class C
Actual (–4.98% return)	$1,000.00	$950.20	$9.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.14	$10.00

Class I
Actual (–4.36% return)	$1,000.00	$956.40	$4.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$4.91

Class R
Actual (–4.69% return)	$1,000.00	$953.10	$7.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.65	$7.49

Class Z
Actual (–4.36% return)	$1,000.00	$956.40	$4.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$4.91

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.32%, 1.98%, 0.97%, 1.48% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

November 30, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets
Kinder Morgan, Inc.	$15,095,803	8.6
Enbridge, Inc. (Canada)	13,221,489	7.6
Plains GP Holdings LP, Class A	13,014,432	7.5
Pembina Pipeline Corp. (Canada)	12,334,103	7.1
Energy Transfer LP	10,950,972	6.3
Enterprise Products Partners LP	10,151,348	5.8
Cheniere Energy, Inc.	9,848,755	5.6
Williams Cos., Inc. (The)	8,462,830	4.8
Targa Resources Corp.	7,959,448	4.6
ONEOK, Inc.	6,922,608	4.0

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

November 30, 2018

		Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	96.3%
COMPRESSION	1.1%
Archrock, Inc.		183,545	$1,872,159

CRUDE/REFINED PRODUCTS	19.9%
Buckeye Partners LP		108,844	3,217,429
Enbridge Energy Management LLC[a]		338,124	3,685,551
Enbridge, Inc. (Canada)		402,353	13,221,489
Kinder Morgan Canada Ltd., 144A (Canada)[b]		132,463	1,550,295
Plains GP Holdings LP, Class A		588,090	13,014,432

			34,689,196

DIVERSIFIED MIDSTREAM	37.6%
Altus Midstream Co. (Unregistered)[c]		135,200	1,024,816
Andeavor Logistics LP		33,696	1,257,535
Energy Transfer LP		751,611	10,950,972
Enterprise Products Partners LP		386,718	10,151,348
Equitrans Midstream Corp.[a]		54,489	1,216,194
Gibson Energy, Inc. (Canada)		77,781	1,249,858
Kinder Morgan, Inc.		884,347	15,095,803
MPLX LP		119,051	3,944,160
Pembina Pipeline Corp. (Canada)		365,797	12,334,103
Williams Cos., Inc. (The)		334,235	8,462,830

			65,687,619

DIVERSIFIED UTILITIES	1.9%
CenterPoint Energy, Inc.		57,140	1,600,491
Dominion Resources, Inc.		22,279	1,659,786

			3,260,277

GATHERING & PROCESSING	21.0%
Antero Midstream GP LP		319,935	4,738,237
CNX Midstream Partners LP		92,007	1,665,327
Crestwood Equity Partners LP		58,511	1,737,777
DCP Midstream Partners LP		47,398	1,615,324
Enable Midstream Partners LP		125,774	1,677,825
Hess Midstream Partners LP		61,592	1,186,262
Keyera Corp. (Canada)		239,584	5,247,352
Noble Midstream Partners LP		24,313	805,490
Oasis Midstream Partners LP		41,611	838,461
ONEOK, Inc.		112,691	6,922,608

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2018

		Shares/Units	Value
Targa Resources Corp.		178,343	$7,959,448
Western Gas Equity Partners LP		31,007	898,583
Western Gas Partners LP		32,116	1,427,235

			36,719,929

MARINE SHIPPING/OFFSHORE	4.1%
GasLog Ltd. (Monaco)		154,217	3,201,545
GasLog Partners LP (Monaco)		71,453	1,644,134
Golar LNG Ltd. (Bermuda)		89,708	2,389,821

			7,235,500

NATURAL GAS PIPELINES	6.4%
Cheniere Energy, Inc.[a]		161,138	9,848,755
Tellurian, Inc.[a]		178,162	1,288,111

			11,136,866

OTHER	1.7%
EQT Corp.		68,112	1,274,375
Macquarie Infrastructure Co. LLC		25,230	1,052,091
Sprague Resources LP		32,451	578,277

			2,904,743

PROPANE	0.5%
AmeriGas Partners LP		24,700	917,852

RENEWABLE ENERGY	1.2%
NextEra Energy Partners LP		44,947	2,099,025

TRANSPORT—RAIL	0.9%
Norfolk Southern Corp.		9,385	1,602,395

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$166,553,208)			168,125,561

SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.19%[d]		2,432,689	2,432,689

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,432,689)			2,432,689

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2018

		Value
PURCHASED OPTION CONTRACTS	0.0%
(Premiums paid—$115,241)		$36,000

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$169,101,138)	97.7%	170,594,250
WRITTEN OPTION CONTRACTS	(0.0)	(6,000)
OTHER ASSETS IN EXCESS OF LIABILITIES	2.3	4,073,097

NET ASSETS	100.0%	$174,661,347

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[e]	Premiums Paid	Value
Call—Tellurian Inc.	10	1/18/19	1,200	$867,600	$115,241	$36,000

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[e]	Premiums Received	Value
Call—Tellurian Inc.	15	1/18/19	(600)	$(433,800)	$(14,379)	$(6,000)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,550,295 which represents 0.9% of the net assets of the Fund, of which 0.0% are illiquid.

[c]

Restricted and illiquid security. Aggregate holdings equal 0.6% of net assets of the Fund. This security was acquired on November 6, 2018 at a cost of $1,352,000 ($10 per share). Security value is determined based on significant unobservable inputs (Level 3). On December 14, 2018, the issuer’s share registration went effective, ending the Fund’s restriction on the shares.

[d]	Rate quoted represents the annualized seven-day yield.
[e]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018

ASSETS:
Investments in securities, at value (Identified cost—$169,101,138)	$170,594,250
Cash	167
Receivable for:
Fund shares sold	3,529,419
Investment securities sold	2,084,839
Dividends and distributions	271,447
Other assets	1,203

Total Assets	176,481,325

LIABILITIES:
Written option contracts, at value (Premiums received—$14,379)	6,000
Payable for:
Investment securities purchased	1,082,628
Fund shares redeemed	482,826
Investment advisory fees	43,871
Shareholder servicing fees	23,199
Administration fees	6,975
Directors’ fees	1,055
Distribution fees	662
Other liabilities	172,762

Total Liabilities	1,819,978

NET ASSETS	$174,661,347

NET ASSETS consist of:
Paid-in capital	$206,666,330
Total distributable earnings/(accumulated loss)	(32,004,983)

$174,661,347

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

November 30, 2018

CLASS A SHARES:
NET ASSETS	$16,726,970
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,144,526

Net asset value and redemption price per share	$7.80

Maximum offering price per share ($7.80 ÷ 0.955)[a]	$8.17

CLASS C SHARES:
NET ASSETS	$9,605,595
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,237,282

Net asset value and offering price per share[b]	$7.76

CLASS I SHARES:
NET ASSETS	$146,782,661
Shares issued and outstanding ($0.001 par value common stock outstanding)	18,776,542

Net asset value, offering and redemption price per share	$7.82

CLASS R SHARES:
NET ASSETS	$1,352,022
Shares issued and outstanding ($0.001 par value common stock outstanding)	173,263

Net asset value, offering and redemption price per share	$7.80

CLASS Z SHARES:
NET ASSETS	$194,099
Shares issued and outstanding ($0.001 par value common stock outstanding)	24,834

Net asset value, offering and redemption price per share	$7.82

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2018

Investment Income:
Distributions from master limited partnerships	$3,427,695
Less return of capital on distributions	(3,161,501)

Net distributions from master limited partnerships	266,194
Dividend income (net of $197,999 of foreign withholding tax)	1,927,282

Total Investment Income	2,193,476

Expenses:
Investment advisory fees	1,252,615
Professional fees	168,461
Distribution fees—Class A	36,905
Distribution fees—Class C	74,034
Distribution fees—Class R	4,092
Registration and filing fees	106,736
Administration fees	102,415
Shareholder servicing fees—Class A	14,762
Shareholder servicing fees—Class C	24,678
Shareholder servicing fees—Class I	52,385
Shareholder reporting expenses	60,224
Transfer agent fees and expenses	28,927
Directors’ fees and expenses	9,102
Custodian fees and expenses	7,734
Miscellaneous	28,737

Total Expenses	1,971,807
Reduction of Expenses (See Note 2)	(418,093)

Net Expenses	1,553,714

Net Investment Income (Loss)	639,762

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(818,513)
Written option contracts	10,759
Foreign currency transactions	14,270

Net realized gain (loss)	(793,484)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(3,845,680)
Written option contracts	8,379
Foreign currency translations	282

Net change in unrealized appreciation (depreciation)	(3,837,019)

Net Realized and Unrealized Gain (Loss)	(4,630,503)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,990,741)

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$639,762	$691,314
Net realized gain (loss)	(793,484)	(3,279,220)
Net change in unrealized appreciation (depreciation)	(3,837,019)	977,224

Net increase (decrease) in net assets resulting from operations	(3,990,741)	(1,610,682)

Distributions to shareholders:[a]
Class A	(17,398)	(39,033)
Class C	(11,139)	—
Class I	(130,318)	(529,063)
Class R	(175)	(202)
Class Z	(294)	(1,322)
Tax return of capital to shareholders:
Class A	(471,204)	(392,543)
Class C	(272,303)	(272,637)
Class I	(3,880,046)	(2,466,637)
Class R	(23,229)	(3,331)
Class Z	(7,090)	(6,150)

Total distributions	(4,813,196)	(3,710,918)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	80,838,050	17,444,521

Total increase (decrease) in net assets	72,034,113	12,122,921
Net Assets:
Beginning of year	102,627,234	90,504,313

End of year	$174,661,347	$102,627,234

[a]

Distributions to shareholders from net investment income for the year ended November 30, 2017 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$8.07	$8.43	$7.46	$11.53	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.02	0.04	0.05	0.10	0.04
Net realized and unrealized gain (loss)	0.00 [c]	(0.11)	1.24	(3.80)	1.74

Total from investment operations	0.02	(0.07)	1.29	(3.70)	1.78

Less dividends and distributions to shareholders from:

Net investment income	(0.01)	(0.03)	(0.06)	(0.08)	(0.05)
Net realized gain	—	—	—	—	(0.09)
Tax return of capital	(0.28)	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.29)	(0.29)	(0.32)	(0.37)	(0.25)

Net increase (decrease) in net asset value	(0.27)	(0.36)	0.97	(4.07)	1.53

Net asset value, end of period	$7.80	$8.07	$8.43	$7.46	$11.53

Total investment return[d],e	0.18%	–1.01%	18.06%	–32.83%	17.76%[f]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class A
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:	2018	2017	2016	2015
Net assets, end of period (in millions)	$16.7	$11.4	$12.2	$7.1	$7.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.65%	1.81%	2.23%	1.90%	2.67%[g]

Expenses (net of expense reduction)	1.38%	1.45%	1.47%	1.46%	1.45%[g]

Net investment income (loss) (before expense reduction)	(0.02)%	0.09%	(0.12)%	0.55%	(0.87)%[g]

Net investment income (loss) (net of expense reduction)	0.25%	0.45%	0.64%	0.99%	0.35%[g]

Portfolio turnover rate	75%	45%	59%	81%	26	% [f]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$8.03	$8.39	$7.44	$11.49	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	(0.03)	(0.02)	0.00 [c]	0.04	(0.03)
Net realized and unrealized gain (loss)	0.00 [c]	(0.11)	1.23	(3.78)	1.74

Total from investment operations	(0.03)	(0.13)	1.23	(3.74)	1.71

Less dividends and distributions to shareholders from:

Net investment income	(0.00)[c]	—	(0.02)	(0.02)	(0.02)
Net realized gain	—	—	—	—	(0.09)
Tax return of capital	(0.24)	(0.23)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.24)	(0.23)	(0.28)	(0.31)	(0.22)

Net increase (decrease) in net asset value	(0.27)	(0.36)	0.95	(4.05)	1.49

Net asset value, end of period	$7.76	$8.03	$8.39	$7.44	$11.49

Total investment return[d,e]	–0.46%	–1.67%	17.25%[f]	–33.31%[f]	17.10%[f,g]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:	2018	2017	2016	2015
Net assets, end of period (in millions)	$9.6	$8.8	$10.4	$8.7	$4.8

Ratios to average daily net assets:

Expenses (before expense reduction)	2.30%	2.46%	2.88%	2.60%	3.27%[h]

Expenses (net of expense reduction)	2.04%	2.10%	2.12%	2.11%	2.10%[h]

Net investment income (loss) (before expense reduction)	(0.68)%	(0.59)%	(0.74)%	(0.08)%	(1.41)%[h]

Net investment income (loss) (net of expense reduction)	(0.42)%	(0.23)%	0.02%	0.41%	(0.24)%[h]

Portfolio turnover rate	75%	45%	59%	81%	26%[g]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]

The net asset value (NAV) disclosed in the November 30, 2015 and 2014 annual reports reflect adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015 and 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015 and 2014.

[g]	Not annualized.
[h]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$8.09	$8.45	$7.48	$11.55	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.05	0.07	0.07	0.14	0.10
Net realized and unrealized gain (loss)	0.00 [c]	(0.11)	1.25	(3.81)	1.72

Total from investment operations	0.05	(0.04)	1.32	(3.67)	1.82

Less dividends and distributions to shareholders from:

Net investment income	(0.04)	(0.06)	(0.09)	(0.11)	(0.07)
Net realized gain	—	—	—	—	(0.09)
Tax return of capital	(0.28)	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.32)	(0.32)	(0.35)	(0.40)	(0.27)

Net increase (decrease) in net asset value	(0.27)	(0.36)	0.97	(4.07)	1.55

Net asset value, end of period	$7.82	$8.09	$8.45	$7.48	$11.55

Total investment return[d]	0.53%	–0.66%	18.40%	–32.53%	18.13%[e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:	2018	2017	2016	2015
Net assets, end of period (in millions)	$146.8	$82.0	$67.6	$41.7	$47.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.34%	1.51%	1.92%	1.60%	2.66%[f]

Expenses (net of expense reduction)	1.02%	1.10%	1.12%	1.11%	1.10%[f]

Net investment income (loss) (before expense reduction)	0.26%	0.38%	0.15%	0.90%	(0.71)%[f]

Net investment income (loss) (net of expense reduction)	0.58%	0.79%	0.95%	1.39%	0.85%[f]

Portfolio turnover rate	75%	45%	59%	81%	26%[e]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended November 30,				For the Period October 1, 2014[a] through November 30, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$8.07	$8.44	$7.48	$11.54	$12.41

Income (loss) from investment operations:

Net investment income (loss)[b]	(0.01)	0.02	0.05	0.08	0.01
Net realized and unrealized gain (loss)	0.02	(0.11)	1.22	(3.79)	(0.88)

Total from investment operations	0.01	(0.09)	1.27	(3.71)	(0.87)

Less dividends and distributions to shareholders from:

Net investment income	(0.00)[c]	(0.02)	(0.05)	(0.06)	—
Tax return of capital	(0.28)	(0.26)	(0.26)	(0.29)	—

Total dividends and distributions to shareholders	(0.28)	(0.28)	(0.31)	(0.35)	—

Net increase (decrease) in net asset value	(0.27)	(0.37)	0.96	(4.06)	(0.87)

Net asset value, end of period	$7.80	$8.07	$8.44	$7.48	$11.54

Total investment return[d]	0.08%	–1.25%	17.74%	–32.89%[e]	–6.93%[e,f]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended November 30,				For the Period October 1, 2014[a] through November 30, 2014
Ratios/Supplemental Data:	2018	2017	2016	2015
Net assets, end of period (in 000s)	$1,352.0	$110.8	$85.2	$6.0	$9.3

Ratios to average daily net assets:

Expenses (before expense reduction)	1.77%	1.96%	2.38%	2.07%	2.53%[g]

Expenses (net of expense reduction)	1.50%	1.60%	1.62%	1.61%	1.60%[g]

Net investment income (loss) (before expense reduction)	(0.36)%	(0.08)%	(0.06)%	0.31%	(0.58)%[g]

Net investment income (loss) (net of expense reduction)	(0.09)%	0.28%	0.70%	0.77%	0.35%[g]

Portfolio turnover rate	75%	45%	59%	81%	26%[f]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]

The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

[f]	Not annualized.
[g]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$8.08	$8.44	$7.48	$11.55	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.05	0.06	0.08	0.10	0.09
Net realized and unrealized gain (loss)	0.01	(0.10)	1.23	(3.77)	1.72

Total from investment operations	0.06	(0.04)	1.31	(3.67)	1.81

Less dividends and distributions to shareholders from:

Net investment income	(0.04)	(0.06)	(0.09)	(0.11)	(0.06)
Net realized gain	—	—	—	—	(0.09)
Tax return of capital	(0.28)	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.32)	(0.32)	(0.35)	(0.40)	(0.26)

Net increase (decrease) in net asset value	(0.26)	(0.36)	0.96	(4.07)	1.55

Net asset value, end of period	$7.82	$8.08	$8.44	$7.48	$11.55

Total investment return[c]	0.65%	–0.67%	18.41%[d]	–32.62%[d]	18.02%[e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:	2018	2017	2016	2015
Net assets, end of period (in 000s)	$194.1	$184.0	$230.0	$262.5	$1,549.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.30%	1.46%	1.88%	1.53%	2.72%[f]

Expenses (net of expense reduction)	1.04%	1.10%	1.12%	1.11%	1.21%[f]

Net investment income (loss) (before expense reduction)	0.31%	0.38%	0.28%	0.56%	(0.70)%[f]

Net investment income (loss) (net of expense reduction)	0.57%	0.74%	1.04%	0.98%	0.81%[f]

Portfolio turnover rate	75%	45%	59%	81%	26%[e]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]

The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of current income and price appreciation. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of November 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:
Diversified Midstream	$65,687,619	$64,662,803	$—	$1,024,816	[a]
Other Industries	102,437,942	102,437,942	—	—
Short-Term Investments	2,432,689	—	2,432,689	—
Purchased Option Contracts	36,000	—	36,000	—

Total Investments in Securities[b]	$170,594,250	$167,100,745	$2,468,689	$1,024,816

Written Option Contracts	$(6,000)	$—	$(6,000)	$—

Total Derivative Liabilities[b]	$(6,000)	$—	$(6,000)	$—

[a]

Private placement in a public equity has been fair valued by the Valuation Committee at a discount to quoted market price to reflect limited liquidity, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.

[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies — Diversified Midstream
Balance as of November 30, 2017	$—
Purchases	1,352,000
Change in unrealized appreciation (depreciation)	(327,184)

Balance as of November 30, 2018	$1,024,816

The change in unrealized appreciation (depreciation) attributable to securities owned on November 30, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $(327,184).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at November 30, 2018	Valuation Technique	Unobservable Inputs	Input Value
Master Limited Partnerships and Related Companies:
Diversified Midstream	$1,024,816	Market Price Less Discount	Liquidity Discount	0.73%

The significant unobservable input utilized in the fair value measurement of the Fund’s Level 3 equity investment is a discount to the quoted market price of the issuer’s unrestricted equity security to reflect limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. For the year ended November 30, 2018, the Fund has estimated approximately 92.2% of distributions from MLPs as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund received payment-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the year ended November 30, 2018, the Fund received the following payment-in-kind stock dividends:

Enbridge Energy Management, LLC	$191,718

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon results of operations for the year ended November 30, 2018, a significant portion of the dividends have been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of November 30, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund. On June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s investment advisory agreement, reducing the investment advisory fee from 1.00% to 0.80% of the average daily net assets of the Fund, effective close of business July 31, 2018.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

For the eight months ended July 31, 2018, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. On June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s fee waiver/expense reimbursement agreement, effective close of business July 31, 2018 through June 30, 2020, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended November 30, 2018, fees waived and/or expenses reimbursed totaled $418,093.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund’s average daily net assets. For the year ended November 30, 2018, the Fund incurred $68,196 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended November 30, 2018, the Fund has been advised that the distributor received $15,021, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $550 of CDSC relating to the redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,593 for the year ended November 30, 2018.

Other: At November 30, 2018, the investment advisor and affiliated persons of the investment advisor owned 11.4% of the Fund’s outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2018, totaled $175,244,570 and $99,010,982, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at November 30, 2018 and the effect of derivatives held during the year ended November 30, 2018, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts- Exchange-Traded[a,b]	Investments in securities	$36,000	—	$—
Written Option Contracts- Exchange-Traded[a]	—	—	Written option contracts	6,000

[a]	Not subject to a master netting arrangement or another similar agreement.
[b]	Includes options purchased at value as reported in the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts- Exchange-Traded[a]	Net Realized and Unrealized Gain (Loss)	$—	$(79,241)
Written Option Contracts- Exchange-Traded	Net Realized and Unrealized Gain (Loss)	10,759	8,379

[a]	Options purchased are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s option contracts activity for the year ended November 30, 2018:

	Purchased Option Contracts[a]	Written Option Contracts[a]
Average Notional Amount[b]	$1,016,100	$907,650
Ending Notional Amount	867,600	433,800

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]	Average for the period August 23, 2018 through November 30, 2018, which represents the period the Fund had option contracts outstanding.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended November 30,
	2018	2017
Ordinary income	$159,324	$569,620
Return of capital	4,653,872	3,141,298

Total dividends and distributions	$4,813,196	$3,710,918

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of November 30, 2018, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$176,921,191

Gross unrealized appreciation on investments	$1,806,188
Gross unrealized depreciation on investments	(8,125,532)

Net unrealized appreciation (depreciation) on investments	$(6,319,344)

As of November 30, 2018, the Fund had a net capital loss carryforward of $24,945,818 which may be used to offset future capital gains. The loss is comprised of $10,259,801 of short-term capital loss carryover and $14,686,017 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period. In addition, the Fund incurred ordinary losses of $739,821 after December 31, 2017, that it has elected to treat as arising in the following year.

As of November 30, 2018, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and partnership investments and permanent book/tax differences primarily attributable to partnership investments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $236,924 and distributable earnings/(accumulated loss) was charged $236,924. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	1,392,551	$11,635,482	631,211	$5,395,870
Issued as reinvestment of dividends and distributions	54,299	433,930	47,368	402,437
Redeemed	(721,209)	(5,861,769)	(708,315)	(5,959,660)

Net increase (decrease)	725,641	$6,207,643	(29,736)	$(161,353)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017
	Shares	Amount	Shares	Amount

Class C:
Sold	483,508	$3,944,170	311,605	$2,594,472
Issued as reinvestment of dividends and distributions	23,516	187,272	19,224	162,613
Redeemed	(369,320)	(2,981,846)	(470,814)	(3,973,344)

Net increase (decrease)	137,704	$1,149,596	(139,985)	$(1,216,259)

Class I:
Sold	16,148,409	$133,855,007	6,370,261	$54,140,500
Issued as reinvestment of dividends and distributions	339,024	2,742,511	184,180	1,566,098
Redeemed	(7,857,657)	(64,427,496)	(4,409,636)	(36,876,344)

Net increase (decrease)	8,629,776	$72,170,022	2,144,805	$18,830,254

Class R:
Sold	171,266	$1,388,426	3,494	$29,992
Issued as reinvestments of dividends and distributions	2,793	23,211	390	3,311
Redeemed	(14,514)	(118,353)	(269)	(2,271)

Net increase (decrease)	159,545	$1,293,284	3,615	$31,032

Class Z:
Sold	3,747	$31,600	293	$2,500
Issued as reinvestment of dividends	888	7,120	839	7,127
Redeemed	(2,554)	(21,215)	(5,616)	(48,780)

Net increase (decrease)	2,081	$17,505	(4,484)	$(39,153)

Note 7. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a regulated investment company (RIC) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in qualified publicly traded partnerships (QPTPs). The Fund expects that many of the MLPs in which the Fund invests will be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement.

Starting for calendar year 2018, non-corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes “qualified publicly traded partnership income.” This deduction is not available in respect of any such income that is allocated to or reflected in net recapture income realized by a RIC in respect of its interest in an MLP, and distributed by the RIC to its shareholders. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies, along with other potential upcoming regulations, could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which

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NOTES TO FINANCIAL STATEMENTS—(Continued)

the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed)

on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments within the financial statements for the year ended November 30, 2018, which had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after November 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 28, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

TAX INFORMATION—2018 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $159,324. Additionally, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission’s (the SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On December 4, 2018, the Fund’s Board of Directors approved a change to the Fund’s benchmarks from the Alerian Midstream Energy Select Index (formerly known as the Alerian Energy Infrastructure Index) and the Alerian MLP Index to the Alerian Midstream Energy Canada Capped Custom Index, effective February 1, 2019.

Change to Portfolio Managers

Effective December 31, 2018, Robert S. Becker no longer serves as a portfolio manager to the Fund. Benjamin Morton and Tyler S. Rosenlicht will remain portfolio managers of the Fund.

Change in Board of Directors

Director Frank K. Ross retired on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors held on June 5, 2018, and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Advisory Agreements were unanimously approved for a term ending June 30, 2019 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the type of investments made on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors noted that the Fund has been in existence since December 20, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to two relevant benchmarks. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one- and three-year periods ended March 31, 2018, ranking in the first quintile for each period. The Board of Directors also noted that the Fund outperformed the Alerian MLP Index for the one- and three-year periods ended March 31, 2018. The Board of Directors considered that the Fund outperformed the Alerian Energy Infrastructure Index for the one- year period ended March 31, 2018 and underperformed the Alerian Energy Infrastructure Index for the three-year period ended March 31, 2018. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were lower than the Peer Funds’ medians, ranking the Fund in the first quintile for each. Based on a proposal from the Investment Advisor, the Board of Directors approved an amendment to the Fund’s Investment Advisory Agreement and an adjustment to the Fee Waiver and Expense Reimbursement Agreement. Effective as of the close of business on July 31, 2018, the Fund’s advisory fee was reduced from an annual rate of 1.00% of average daily net assets to an annual rate of 0.80% of average daily net assets, resulting in a corresponding reduction to the Fund’s contractual management fee and a 0.20% reduction of the Fund’s total expense ratio so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s expense structure, before and after adjustment for the above changes, was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Advisory Agreements with the reduction in the contractual management fee as noted above.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAl) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers Year of Birth: 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey Year of Birth: 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

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COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael Clark Year of Birth: 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

Bonnie Cohen Year of Birth: 1942	Director	—[5]	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	20	Since 2001

George Grossman Year of Birth: 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

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COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean Junkans Year of Birth: 1959	Director	Until Next Election of Directors

C.F.A.; Advisor to SigFig since July, 2018: Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				20	Since 2015

Richard E. Kroon Year of Birth: 1942	Director	—[5]	Former member of Investment Committee, Monmouth University from 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	20	Since 2004

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COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis Year of Birth: 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong Year of Birth: 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

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COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Richard J. Norman Year of Birth: 1943	Director	—[5]	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	20	Since 2001

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards Year of Birth: 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since September 2017

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COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross Year of Birth: 1943	—[6]	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

C. Edward Ward, Jr. Year of Birth: 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person”, as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

[6]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Robert S. Becker[3] 1969	Vice President	Senior Vice President of CSCM since 2003.	Since 2005

Benjamin Morton 1974	Vice President	Senior Vice President of CSCM since 2010.	Since 2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of CSCM since 2018. Prior to that, Vice President of CSCM since 2015. Prior to that, research associate at CSCM from 2012 to 2015.	Since 2015

Francis C. Poli 1962	Secretary and Chief Legal Officer	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

[3]	Effective December 31, 2018, Robert S. Becker will no longer serve as an officer to the Fund.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Robert S. Becker

Vice President

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

80 Park Avenue

New York, NY 10017

Nasdaq Symbol: Class	A—MLOAX
C—MLOCX
F—MLOFX*
I—MLOIX
R—MLORX
T—MLOTX*
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Annual Report November 30, 2018

Cohen & Steers

MLP & Energy

Opportunity

Fund

MLOAXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_
of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark, Ross and Maginnis is a member of the board’s audit committee, and each is “independent” as such term is defined in Form N-CSR. Mr. Ross retired on December 31, 2018 pursuant to the Fund’s mandatory retirement policy and is no longer a member of the board’s audit committee.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended November 30, 2018 and November 30, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$47,480	$46,550
Audit-Related Fees	$0	$0
Tax Fees	$30,470	$29,890
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2018 and November 30, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2018	2017
Registrant	$30,470	$29,890
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 30, 2018 (Accession No. 0001193125-18-102377).

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)		Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: February 7, 2019